Exhibit 32.1

Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the Report of Petlife Pharmaceuticals, Inc. (the “Company”) For Amendment No. 3 to the Annual Report on Form 10-K for the fiscal yeara ended August 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Arthur Mikaelian, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 24, 2016

/s/ Arthur Mikaelian
Arthur Mikaelian
Chief Executive Officer and Chief Financial Officer